UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: March 20, 2019

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL		33634
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 20, 2019, we issued a press release entitled “Oragenics Announces Proposed Underwritten Public Offering.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Preliminary December 31, 2018 Financial Results. A brief summary of certain of our consolidated preliminary unaudited financial results for the fiscal year ended December 31, 2018 is set forth below. This summary is not meant to be a comprehensive statement of our consolidated financial results for this period. The following financial data for the fiscal year ended December 31, 2018 is preliminary and based upon our estimates, and actual results may differ from these estimates following the completion of our financial audit.

For the year ended December 31, 2018, our net cash used in operating activities is expected to be approximately $9,079,817, as compared to $6,363,853 for the year ended December 31, 2017. As of December 31, 2018, our cash and cash equivalents balance is expected to be approximately $20,208,301.

You should read this data together with our financial statements and related notes set forth in our most recent annual report on Form 10-K for the year ended December 31, 2017 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018 respectively, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. The preliminary financial data included in this prospectus supplement has been prepared by, and is the responsibility of, our management. Our auditor has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data and does not express an opinion or any other form of assurance with respect thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 20, 2019.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 20th day of March 2019.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer